Exhibit 10.1

EXECUTION

NINTH AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT

This NINTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Ninth Amendment”), dated as of July 1, 2017, is entered into by and among SANCHEZ ENERGY CORPORATION, a Delaware corporation (“Borrower”), each of SN PALMETTO, LLC, a Delaware limited liability company f/k/a SEP Holdings III, LLC (“SN Palmetto”), SN MARQUIS LLC, a Delaware limited liability company (“SN Marquis”), SN COTULLA ASSETS, LLC, a Texas limited liability company (“SN Cotulla”), SN OPERATING, LLC, a Texas limited liability company (“SN Operating”), SN TMS, LLC, a Delaware limited liability company (“SN TMS”), SN CATARINA, LLC, a Delaware limited liability company (“SN Catarina”), SN EF MAVERICK, LLC, a Delaware limited liability company (“SN Maverick”), and ROCKIN L RANCH COMPANY, LLC, a Delaware limited liability company (“RLRC”; together with SN Palmetto, SN Marquis, SN Cotulla, SN Operating, SN TMS, SN Catarina and SN Maverick collectively, the “Guarantors” and each, a “Guarantor”), the Required Lenders party hereto, and ROYAL BANK OF CANADA, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A.    The Borrower, the Guarantors, the Lenders, RBC, as Issuing Bank, and the Administrative Agent previously entered into that certain Second Amended and Restated Credit Agreement dated as of June 30, 2014 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 9, 2014, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of March 31, 2015, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of July 20, 2015, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of September 29, 2015, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of October 30, 2015, that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of January 22, 2016, that certain Seventh Amendment to Second Amended and Restated Credit Agreement dated as of March 18, 2016, and that certain Eighth Amendment to Second Amended and Restated Credit Agreement dated as of April 18, 2017, the “Credit Agreement”) and certain other Loan Documents (as defined in the Credit Agreement) in connection therewith.

B.    The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein to make certain amendments as set forth herein. The Administrative Agent and Lenders constituting Required Lenders are willing to amend the Credit Agreement on the terms and conditions contained in this Ninth Amendment.

AGREEMENT

217569 000160 19460200.8

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Ninth Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the Borrower, the Guarantors, the Required Lenders, the Issuing Bank and the Administrative Agent agree as follows:

1.    Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.    Specific Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(i)    The following defined terms are hereby added to Section 1.02 of the Credit Agreement in the proper alphabetical order:

“Ninth Amendment” means that certain Ninth Amendment to Second Amended and Restated Credit Agreement dated as of the Ninth Amendment Effective Date by and among the Borrower, the Guarantors, the Lenders party thereto, and the Administrative Agent.

“Ninth Amendment Effective Date” means July 1, 2017.

(ii)    The defined term “Agreement” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“Agreement” means this Second Amended and Restated Credit Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment and as the same may from time to time be amended, modified, supplemented or restated.

(iii)    Clause (a) of the defined term “Issuance Related Debt” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“(a) Senior Unsecured Notes (other than (1) Senior Unsecured Notes described in clauses (i), (ii) and (iii) of the definition of Senior Unsecured Notes, (2) registered senior unsecured notes issued in exchange for any Senior Unsecured Notes, (3) Senior Unsecured Notes comprised of principal representing payment of interest in kind, and (4) Senior Unsecured Notes issued in exchange for or the net proceeds of which are used to Redeem Senior Unsecured Notes) and”

(iv)    The defined term “Senior Unsecured Notes” in Section 1.02 of the Credit Agreement is hereby deleted and the following is substituted therefor:

“Senior Unsecured Notes” means senior unsecured notes in an aggregate principal amount not to exceed the Senior Unsecured Notes Maximum Issuance Amount issued or to be issued by Borrower, and guaranteed by some or all of the other Loan Parties, (a) in one or more Rule 144A or other private placement

Ninth Amendment to Sanchez

Second Amended and Restated Credit Agreement

offerings including without limitation (i) the Borrower’s $600,000,000 principal amount of 7.750% Senior Notes due 2021, (ii) the Borrower’s $1,150,000,000 principal amount of 6.125% Senior Notes due 2023, and (iii) senior unsecured notes issued by the Borrower not later than September 30, 2017 in an aggregate principal amount not to exceed $300,000,000 and having a maturity date on or after June 30, 2020, and (b) registered senior unsecured notes issued in exchange therefor.

(v)    As a consequence of U.S. Bank National Association’s assignment of 100% of its Loans and Commitment to Macquarie Bank Limited pursuant to an Assignment and Assumption effective as of May 23, 2017, a new Annex I to the Credit Agreement, “List of Maximum Credit Amounts” in the form attached as Annex I to this Ninth Amendment is hereby added to the Credit Agreement in lieu of the existing Annex I.

(vi)    A new Exhibit E to the Credit Agreement, “Form of Assignment and Assumption” in the form attached as Exhibit E to this Ninth Amendment is hereby added to the Credit Agreement in lieu of the existing Exhibit E.

3.    Representations.  The Borrower represents and warrants that the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the date this Ninth Amendment becomes effective pursuant to Section 6 as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

4.    Loan Parties’ Ratification. Subject to the conditions set out in Section 6, Borrower (and each other Loan Party by its execution in the space provided below under “ACKNOWLEDGED for the purposes stated in Sections 4, 5 and 8”) hereby ratifies all of its Obligations under the Credit Agreement and each of the other Loan Documents to which it is a party (other than the Guaranty, which is specifically addressed in Section 5), and agrees and acknowledges that the Credit Agreement and each of the other Loan Documents to which it is a party (other than the Guaranty, which is specifically addressed in Section 5) are and shall continue to be in full force and effect. Nothing in this Ninth Amendment extinguishes, novates or releases any right, claim, Lien or entitlement of any of the Lenders, any Issuing Bank or the Administrative Agent created by or contained in any of such documents nor is any Loan Party released from any covenant, warranty or obligation created by or contained herein or therein.  Each Loan Party (other than the Borrower) agrees that its execution and delivery of this Ninth Amendment does not indicate or establish an approval or consent requirement by any such Loan Party under the Credit Agreement in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than any Loan Document to which such a Loan Party is a party).

5.    Guarantors’ Ratification. Each Guarantor by its execution in the space provided below under “ACKNOWLEDGED for the purposes stated in Sections 4, 5 and 8” hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of

Ninth Amendment to Sanchez

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the Obligations, and its execution and delivery of this Ninth Amendment does not indicate or establish an approval or consent requirement by any Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than the Guaranty or any other Loan Document to which a Guarantor is a party).

6.    Conditions to Effectiveness of Ninth Amendment. This Ninth Amendment shall be effective upon the satisfaction, in the Administrative Agent’s sole discretion, of the following conditions precedent:

(i)    The Administrative Agent shall have executed, and shall have received from the Borrower and Required Lenders duly executed signature pages to, this Ninth Amendment, and shall have received a duly executed acknowledgement of Sections 4, 5 and 8 of this Ninth Amendment from each Guarantor; and

(ii)    the Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request.

7.    No Implied Amendment, Waiver or Consent. This Ninth Amendment shall not constitute an amendment or waiver of any provision not expressly referred to herein and shall not be construed as a consent to any action on the part of the Borrower that would require a waiver or consent of the Lenders or Required Lenders, as applicable, or an amendment or modification to any term of the Loan Documents except as expressly stated herein.

8.    Miscellaneous. This Ninth Amendment is a Loan Document. Except as affected by this Ninth Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement, as amended by this Ninth Amendment, and any other Loan Document, the terms of the Credit Agreement as amended by this Ninth Amendment will control and the other document will be deemed to be amended to conform to the terms of the Credit Agreement as amended by this Ninth Amendment. All references to the Credit Agreement will refer to the Credit Agreement as amended by this Ninth Amendment and any other amendments properly executed among the parties. Borrower and each Guarantor agrees that all Loan Documents to which it is a party (whether as an original signatory or by assumption of the Obligations) remain in full force and effect and continue to evidence its legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Ninth Amendment or are amended in connection with this Ninth Amendment). AS A MATERIAL INDUCEMENT TO THE ADMINISTRATIVE AGENT, THE ISSUING BANKS AND LENDERS PARTY HERETO TO ENTER INTO THIS NINTH AMENDMENT, BORROWER AND EACH GUARANTOR RELEASES THE ADMINISTRATIVE AGENT, THE ISSUING BANKS, THE LENDERS AND THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, TRUSTEES, AGENTS AND ATTORNEYS FROM ANY LIABILITY FOR ACTIONS OR FAILURES TO ACT IN CONNECTION WITH THE LOAN DOCUMENTS PRIOR TO THE NINTH AMENDMENT EFFECTIVE DATE. NO COURSE OF DEALING BETWEEN BORROWER, ANY GUARANTOR OR ANY OTHER PERSON, ON THE ONE HAND, AND THE ADMINISTRATIVE AGENT, ISSUING BANKS AND THE LENDERS, ON

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Second Amended and Restated Credit Agreement

THE OTHER, WILL BE DEEMED TO HAVE ALTERED OR AMENDED THE CREDIT AGREEMENT OR AFFECTED BORROWER’S, ANY GUARANTOR’S, THE ADMINISTRATIVE AGENT’S, THE ISSUING BANKS’ OR THE LENDERS’ RIGHT TO ENFORCE THE CREDIT AGREEMENT as amended by this Ninth Amendment AS WRITTEN. This Ninth Amendment will be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

9.    Form. Each agreement, document, instrument or other writing to be furnished to the Administrative Agent and/or the Lenders under any provision of this instrument must be in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

10.    Headings. The headings and captions used in this Ninth Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Ninth Amendment, the Credit Agreement, or the other Loan Documents.

11.    Interpretation.  Wherever possible each provision of this Ninth Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Ninth Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Ninth Amendment.

12.    Multiple Counterparts. This Ninth Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. This Ninth Amendment may be transmitted and/or signed by facsimile, telecopy or electronic mail. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually‑signed originals and shall be binding on all Loan Parties, all Lenders, the Administrative Agent and the Issuing Banks. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually‑signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

13.    Governing Law.  This NINTH AMENDMENT shall be governed by, and construed in accordance with the laws of the State of NEW YORK without regard to any choice-of-law provisions that would require the application of the law of another jurisdiction.

[Signature Pages Follow]

Ninth Amendment to Sanchez

Second Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

SANCHEZ ENERGY CORPORATION, a Delaware corporation

By:
Name:	Antonio R. Sanchez, III
Chief Executive Officer

Signature Page 1

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Second Amended and Restated Credit Agreement

ACKNOWLEDGED for the purposes stated in Sections 4, 5 and 8:

GUARANTORS:

SN PALMETTO, LLC, a Delaware limited liability company, f/k/a SEP Holdings III, LLC

SN MARQUIS LLC, a Delaware limited liability company

SN COTULLA ASSETS, LLC, a Texas limited liability company

SN OPERATING, LLC, a Texas limited liability company

SN TMS, LLC, a Delaware limited liability company

SN CATARINA, LLC, a Delaware limited liability company

SN EF MAVERICK, LLC, a Delaware limited liability company

ROCKIN L RANCH COMPANY, LLC, a Delaware limited liability company

By:
Antonio R. Sanchez, III
Chief Executive Officer

Signature Page 2

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Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as Administrative Agent

By:
Name:
Title:

Signature Page 3

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Second Amended and Restated Credit Agreement

LENDERS:

ISSUING BANK AND LENDER:

ROYAL BANK OF CANADA

By:
Name:
Title:

Signature Page 4

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Second Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page 5

Ninth Amendment to Sanchez

Second Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:
Name:
Title:

Signature Page 6

Ninth Amendment to Sanchez

Second Amended and Restated Credit Agreement

FIFTH THIRD BANK

By:
Name:
Title:

Signature Page 7

Ninth Amendment to Sanchez

Second Amended and Restated Credit Agreement

COMPASS BANK

By:
Name:
Title:

Signature Page 8

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Second Amended and Restated Credit Agreement

SUNTRUST BANK

By:
Name:
Title:

Signature Page 9

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Second Amended and Restated Credit Agreement

ING CAPITAL LLC

By:
Name:
Title:

By:
Name:
Title:

Signature Page 10

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Second Amended and Restated Credit Agreement

BRANCH BANKING AND TRUST COMPANY

By:
Name:
Title:

Signature Page 11

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Second Amended and Restated Credit Agreement

IBERIABANK

By:
Name:
Title:

Signature Page 12

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Second Amended and Restated Credit Agreement

ABN AMRO CAPITAL USA LLC

By:
Name:
Title:

By:
Name:
Title:

Signature Page 13

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SOCIÉTÉ GENÉRALÉ

By:
Name:
Title:

Signature Page 14

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Second Amended and Restated Credit Agreement

BMO HARRIS BANK, N.A.

By:
Name:
Title:

Signature Page 15

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Second Amended and Restated Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:
Name:
Title:

By:
Name:
Title:

Signature Page 16

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Second Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title:

Signature Page 17

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Second Amended and Restated Credit Agreement

MACQUARIE BANK LIMITED

By:
Name:
Title:

By:
Name:
Title:

Signature Page 18

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Second Amended and Restated Credit Agreement

COMERICA BANK

By:
Name:
Title:

Signature Page 19

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ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Elected Commitment	Maximum Credit Amount
Royal Bank of Canada	10.196078%	$30,588,235.30	$152,941,176.45
Capital One, National Association	10.196078%	$30,588,235.30	$152,941,176.45
Compass Bank	8.921569%	$26,764,705.88	$133,823,529.42
SunTrust Bank	8.921569%	$26,764,705.88	$133,823,529.42
Credit Suisse AG, Cayman Islands Branch	6.372549%	$19,117,647.06	$95,588,235.29
Branch Banking and Trust Company	6.372549%	$19,117,647.06	$95,588,235.29
ING Capital LLC	6.372549%	$19,117,647.06	$95,588,235.29
ABN AMRO Capital USA LLC	6.372549%	$19,117,647.06	$95,588,235.29
Sociètè Genèralè	6.372549%	$19,117,647.06	$95,588,235.29
IBERIABANK	6.372549%	$19,117,647.06	$95,588,235.29
BMO Harris Bank, N.A.	4.705882%	$14,117,647.06	$70,588,235.30
Credit Agricole Corporate and Investment Bank	4.705882%	$14,117,647.06	$70,588,235.30
Sumitomo Mitsui Banking Corporation	3.529412%	$10,588,235.29	$52,941,176.48
Macquarie Bank Limited	3.529412%	$10,588,235.29	$52,941,176.48
Comerica Bank	3.529412%	$10,588,235.29	$52,941,176.48
Fifth Third Bank	3.529412%	$10,588,235.29	$52,941,176.48
TOTAL	100%	$300,000,000.00	$1,500,000,000.00

Annex I

Ninth Amendment to Sanchez

Second Amended and Restated Credit Agreement

EXHIBIT E

FORM OF ASSIGNMENT AND ASSUMPTION

Reference is made to the Second Amended and Restated Credit Agreement, dated as of June 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time and in effect on the date hereof, the “Credit Agreement”), among SANCHEZ ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the Lenders named therein and Royal Bank of Canada, as Administrative Agent for the Lenders.  Capitalized terms defined in the Credit Agreement are used herein with the same meanings.

The Assignor named below hereby sells and assigns, without recourse, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Elected Commitment of the Assignor on the Assignment Date and Loans owing to the Assignor which are outstanding on the Assignment Date, together with the participations in Letters of Credit and LC Disbursements held by the Assignor on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date.  The Assignee hereby acknowledges receipt of a copy of the Credit Agreement.  From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

This Assignment and Assumption is being delivered to the Administrative Agent (with a copy to the Borrower) together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 5.03 of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee.  The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 12.04(b) of the Credit Agreement.

This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee’s Address for Notices:

Effective Date:

Exhibit E Page 1

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Second Amended and Restated Credit Agreement

Facility	Principal Amount of Maximum Credit Amount Assigned	Principal Amount of Elected Commitment Assigned	Percentage Assigned of Maximum Credit Amount and Elected Commitment Amount (set forth, to at least 8 decimals)
Loans:

The terms set forth above and on the reverse side hereof are hereby agreed to:

[Name of Assignor], as Assignor

By:
Name:
Title:

[Name of Assignee], as Assignee

By:
Name:
Title:

Exhibit E Page 2

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Second Amended and Restated Credit Agreement

The undersigned hereby consent to the within assignment: 1

ROYAL BANK OF CANADA, as Administrative Agent

By:
Name:
Title:

1.   Consents to be included to the extent required by Section 12.04(b) of the Credit Agreement.

Exhibit E Page 3

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Second Amended and Restated Credit Agreement

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.         Representations and Warranties.

1.1       Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.      Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01(a) or Section 8.01(b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.         Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.         General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by fax or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit E Page 4

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Second Amended and Restated Credit Agreement